Exhibit 99.2

Supplemental Operating and Financial Data
Fourth Quarter and Year Ended December 31, 2014

CAUTIONARY STATEMENT CONCERNING FORWARD-LOOKING STATEMENTS

With the exception of historical information, certain statements contained or incorporated by reference herein may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), such as those pertaining to our acquisition or disposition of properties, our capital resources, future expenditures for development projects, and our results of operations and financial condition. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of actual events. There is no assurance the events or circumstances reflected in the forward-looking statements will occur. You can identify forward-looking statements by use of words such as “will be,” “intend,” “continue,” “believe,” “may,” “expect,” “hope,” “anticipate,” “goal,” “forecast,” “pipeline,” “anticipates,” “estimates,” “offers,” “plans,” “would,” or other similar expressions or other comparable terms or discussions of strategy, plans or intentions contained or incorporated by reference herein. In addition, references to our budgeted amounts and guidance are forward-looking statements. Forward-looking statements necessarily are dependent on assumptions, data or methods that may be incorrect or imprecise. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.

For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.

NON-GAAP INFORMATION

This document contains certain non-GAAP measures. These non-GAAP measures, as calculated by the Company, are not necessarily comparable to similarly titled measures reported by other companies. Additionally, these non-GAAP measures are not measurements of financial performance or liquidity under GAAP and should not be considered alternatives to the Company's other financial information determined under GAAP. See pages 31 through 32 for definitions of certain non-GAAP financial measures used in this document.

EPR Properties
Company Profile

The Company

EPR Properties (“EPR” or the “Company”) is a self administered and self-managed real estate investment trust. EPR was formed in August 1997 as a Maryland real estate investment trust (“REIT”), and an initial public offering was completed on November 18, 1997.

Since that time, the Company has grown into a leading specialty real estate investment trust with an investment portfolio that includes Entertainment, Education, Recreation and Other specialty investments.

Company Strategy

EPR’s primary business objective is to enhance shareholder value by achieving predictable and increasing Funds from Operations (“FFO”) and dividends per share. Our prevailing strategy is to focus on long-term investments in a limited number of categories in which we maintain a depth of knowledge and relationships, and which we believe offer sustained performance throughout all economic cycles. We believe our focused niche approach provides a competitive advantage, and the potential for higher growth and better yields.

We also adhere to rigorous underwriting and investing criteria, centered on key industry and property level cash flow criteria. As part of our growth strategy we will consider acquiring, developing or financing additional properties which are consistent with our overall strategy and meet our underwriting and investing criteria. In executing our growth strategy, we will employ moderate leverage. We have historically paid out approximately 80% of our FFO as adjusted in the form of dividends. This allows investors to realize a portion of their returns on a current basis.

Following are the key criteria against which our investments are evaluated:

Inflection Opportunity - Renewal or restructuring in an industry’s properties

Enduring Value - Real estate devoted to and improving long-lived activities

Excellent Execution - Market-dominant performance that creates value beyond tenant credit

Attractive Economics - Accretive initial returns along with growth in yield

Advantageous Position - Sustainable competitive advantages

EPR Properties
Investor Information

Senior Management

Greg Silvers	Jerry Earnest
President and Chief Executive Officer	Senior Vice President and Chief Investment Officer

Mark Peterson	Mike Hirons
Senior Vice President and Chief Financial Officer	Vice President - Strategic Planning

Company Information

Corporate Headquarters	Trading Symbols
909 Walnut Street, Suite 200	Common Stock:
Kansas City, MO 64106	EPR
888-EPR-REIT	Preferred Stock:
www.eprkc.com	EPR-PrC
EPR-PrE
Stock Exchange Listing	EPR-PrF
New York Stock Exchange

Equity Research Coverage

Bank of America Merrill Lynch	Jane Wong	646-855-3378
BMO Capital Markets	Paul Adornato	212-885-4170
Citi Global Markets	Michael Bilerman/Nick Joseph	212-816-4471
FBR Capital Markets & Co.	Daniel Altscher	703-312-1651
J.P. Morgan	Anthony Paolone	212-622-6682
Kansas City Capital Associates	Jonathan Braatz	816-932-8019
Keybanc Capital Markets	Jordan Sadler/Craig Mailman	917-368-2280
Ladenburg Thalmann	Daniel Donlan	212-409-2056
RBC Capital Markets	Richard Moore	440-715-2646
Stifel	Simon Yarmak	443-224-1345

EPR Properties is followed by the analysts identified above.  Please note that any opinions, estimates, forecasts or recommendations regarding EPR Properties’ performance made by these analysts are theirs alone and do not represent opinions, estimates, forecasts or recommendations of EPR Properties or its management.  EPR Properties does not by its reference above or distribution imply its endorsement of or concurrence with such information, conclusions or recommendations.

EPR Properties
Selected Financial Information
(Unaudited, dollars and shares in thousands)

	Three Months Ended December 31,		Year ended December 31,
Operating Information:	2014	2013	2014	2013
Revenue (1)	$104,669	$89,352	$385,051	$343,064
Net income available to common shareholders of
EPR Properties	46,684	57,091	155,826	156,420
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - continuing operations (2)	90,065	75,547	325,588	288,822
Earnings before interest, taxes, depreciation and amortization
(EBITDA) - discontinued operations (2)	497	135	3,881	2,032
Adjusted EBITDA - continuing operations (2)	91,196	76,643	331,817	290,777
Adjusted EBITDA - discontinued operations (2)	497	135	505	2,032
Interest expense, net (1)	20,015	20,632	81,270	81,056
Recurring principal payments	3,654	2,637	13,221	13,553
Capitalized interest	2,543	779	7,525	2,763
Straight-lined rental revenue	3,515	1,575	8,665	4,846
Dividends declared on preferred shares	5,951	5,951	23,807	23,806
Dividends declared on common shares	48,850	40,800	186,687	152,692
General and administrative expense	6,306	6,146	27,566	25,613

Balance Sheet Information:	December 31
	2014	2013
Total assets	$3,702,048	$3,272,276
Accumulated depreciation	465,660	409,643
Total assets before accumulated depreciation (gross assets)	4,167,708	3,681,919
Unencumbered real estate assets (3)
Number	194	181
Gross book value	3,038,939	2,738,714
Annualized stabilized NOI	308,774	274,416
Total debt	1,645,523	1,475,336
Equity	1,926,489	1,688,014
Common shares outstanding	57,126	51,655
Total market capitalization (using EOP closing price)	5,283,941	4,360,953
Debt/total assets	44%	45%
Debt/total market capitalization	31%	34%
Debt/gross assets	39%	40%
Debt/Adjusted EBITDA - continuing operations (4)	4.51	4.81
Debt/Adjusted EBITDA - continuing and discontinued operations (4)	4.49	4.80

(1) Excludes discontinued operations.
(2) See pages 31 through 32 for definitions.
(3) Includes unencumbered rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and undeveloped land.
(4) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.

EPR Properties
Selected Balance Sheet Information
(Unaudited, dollars in thousands)

	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013
Assets
Rental properties: (1)
Entertainment	$2,294,112	$2,287,516	$2,284,385	$2,143,392	$2,152,138	$2,065,181
Education	365,268	306,153	199,580	199,580	193,372	184,728
Recreation	257,814	219,723	218,656	159,334	158,194	70,955
Other	—	10,090	10,090	10,090	10,090	14,062
Less: accumulated depreciation	(465,660)	(453,284)	(439,242)	(422,463)	(409,643)	(398,356)
Land held for development	206,001	204,641	203,443	202,552	201,342	200,325
Property under development	181,798	189,051	182,897	138,586	89,473	86,048
Mortgage notes receivable: (2)
Entertainment	58,220	58,220	58,220	58,220	58,220	91,309
Education	76,917	73,709	66,013	61,027	56,505	55,412
Recreation	367,797	409,304	379,435	366,561	366,580	364,829
Other	5,021	5,032	5,021	5,032	5,032	2,521
Investment in a direct financing lease, net	199,332	198,551	198,020	242,905	242,212	240,990
Investment in joint ventures	5,738	5,343	5,853	5,586	5,275	13,683
Cash and cash equivalents	3,336	8,386	13,589	20,406	7,958	24,141
Restricted cash	13,072	26,811	17,566	19,568	9,714	18,110
Accounts receivable, net	47,282	44,469	42,830	41,616	42,538	40,326
Other assets	86,000	85,516	86,496	87,121	83,276	61,009
Total assets	$3,702,048	$3,679,231	$3,532,852	$3,339,113	$3,272,276	$3,135,273

Liabilities and Equity
Liabilities:
Accounts payable and accrued liabilities	$82,180	$71,511	$70,383	$47,526	$72,327	$58,273
Common dividends payable	16,281	16,288	15,239	15,232	13,601	12,636
Preferred dividends payable	5,952	5,952	5,952	5,952	5,952	5,951
Unearned rents and interest	25,623	36,551	29,507	27,281	17,046	18,979
Line of credit	62,000	34,000	79,000	—	—	68,000
Debt	1,583,523	1,587,211	1,580,801	1,482,608	1,475,336	1,477,973
Total liabilities	1,775,559	1,751,513	1,780,882	1,578,599	1,584,262	1,641,812
Equity:
Common stock and additional paid-in- capital	2,284,029	2,280,693	2,093,922	2,090,420	2,004,397	1,825,790
Preferred stock at par value	139	139	139	139	139	139
Treasury stock	(67,846)	(66,437)	(66,096)	(65,857)	(62,177)	(62,177)
Accumulated other comprehensive income	12,566	13,557	14,225	15,129	17,193	17,536
Distributions in excess of net income	(302,776)	(300,611)	(290,597)	(279,694)	(271,915)	(288,204)
EPR Properties shareholders' equity	1,926,112	1,927,341	1,751,593	1,760,137	1,687,637	1,493,084
Noncontrolling interests	377	377	377	377	377	377
Total equity	1,926,489	1,927,718	1,751,970	1,760,514	1,688,014	1,493,461
Total liabilities and equity	$3,702,048	$3,679,231	$3,532,852	$3,339,113	$3,272,276	$3,135,273

(1) Includes rental properties held for sale.
(2) Includes related accrued interest receivable.

EPR Properties
Selected Operating Data
(Unaudited, dollars in thousands)

	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013
Rental revenue and tenant reimbursements:
Entertainment	$64,774	$65,102	$63,783	$61,410	$61,373	$59,352
Education	9,387	7,490	5,519	5,478	5,198	4,422
Recreation	5,840	6,069	4,612	3,846	3,751	2,682
Other	221	235	285	285	283	305
Mortgage and other financing income:
Entertainment	1,776	1,789	1,768	1,723	1,761	2,258
Education (1)	7,708	7,561	7,440	8,778	8,666	8,507
Recreation	14,563	10,050	8,096	8,066	8,081	8,807
Other	97	97	97	97	94	67
Other income	303	345	187	174	145	1,441
Total revenue	104,669	98,738	91,787	89,857	89,352	87,841

Property operating expense	6,961	5,948	5,539	6,449	6,413	6,579
Other expense	206	248	219	98	150	204
General and administrative expense	6,306	6,719	7,079	7,462	6,146	6,764
Costs associated with loan refinancing or payoff	301	—	—	—	—	223
Interest expense, net	20,015	20,801	20,555	19,899	20,632	20,435
Transaction costs	1,131	369	756	196	1,096	317
Provision for loan loss	—	3,777	—	—	—	—
Depreciation and amortization	17,989	17,421	16,002	15,327	14,807	13,141
Income before equity in income in joint ventures and other items	51,760	43,455	41,637	40,426	40,108	40,178
Equity in income from joint ventures	395	300	267	311	230	351
Gain on sale or acquisiton, net	879	—	—	330	3,017	—
Gain on previously held equity interest	—	—	—	—	4,853	—
Gain on sale of investment in a direct financing lease	—	—	220	—	—	—
Income tax benefit (expense)	(896)	(1,047)	(1,360)	(925)	14,176	—
Income from continuing operations	$52,138	$42,708	$40,764	$40,142	$62,384	$40,529
Discontinued operations:
Income (loss) from discontinued operations	497	(3)	(4)	15	135	(195)
Transaction (costs) benefit	—	—	—	3,376	—	—
Gain on sale of real estate	—	—	—	—	523	3,168
Net income attributable to EPR Properties	52,635	42,705	40,760	43,533	63,042	43,502
Preferred dividend requirements	(5,951)	(5,952)	(5,952)	(5,952)	(5,951)	(5,951)
Net income available to common shareholders of EPR Properties	$46,684	$36,753	$34,808	$37,581	$57,091	$37,551

(1) Represents income from owned assets under a direct financing lease, ten mortgage notes receivable and one note receivable.

EPR Properties
Funds From Operations and Funds From Operations as Adjusted
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013
Funds From Operations ("FFO") (1):
Net income available to common shareholders of EPR Properties	$46,684	$36,753	$34,808	$37,581	$57,091	$37,551
Gain on sale of real estate	(879)	—	—	—	(3,540)	(3,168)
Gain on previously held equity interest	—	—	—	—	(4,853)	—
Gain on sale of investment in a direct financing lease	—	—	(220)	—	—	—
Real estate depreciation and amortization	17,582	17,145	15,725	15,049	14,528	13,069
Allocated share of joint venture depreciation	64	54	53	54	64	164
FFO available to common shareholders of EPR Properties	$63,451	$53,952	$50,366	$52,684	$63,290	$47,616

FFO available to common shareholders of EPR Properties	$63,451	$53,952	$50,366	$52,684	$63,290	$47,616
Add: Preferred dividends for Series C preferred shares	1,941	—	—	—	1,941	—
Diluted FFO available to common shareholders	$65,392	$53,952	$50,366	$52,684	$65,231	$47,616

Funds From Operations as adjusted (1):
FFO available to common shareholders of EPR Properties	$63,451	$53,952	$50,366	$52,684	$63,290	$47,616
Costs associated with loan refinancing or payoff	301	—	—	—	—	223
Transaction costs (benefit)	1,131	369	756	(3,180)	1,096	317
Provision for loan loss	—	3,777	—	—	—	—
Gain on sale of land	—	—	—	(330)	—	—
Deferred income tax expense (benefit)	184	363	842	407	(14,787)	—
FFO as adjusted available to common shareholders of EPR Properties	$65,067	$58,461	$51,964	$49,581	$49,599	$48,156

FFO per common share attributable to EPR Properties:
Basic	$1.11	$1.00	$0.94	$1.00	$1.25	$1.01
Diluted	1.10	1.00	0.94	1.00	1.23	1.00
FFO as adjusted per common share attributable to EPR Properties:
Basic	$1.14	$1.09	$0.97	$0.94	$0.98	$1.02
Diluted	1.13	1.08	0.97	0.94	0.97	1.01
Shares used for computation (in thousands):
Basic	57,141	53,792	53,458	52,541	50,792	47,349
Diluted	57,355	54,001	53,654	52,719	50,959	47,524

Weighted average shares outstanding-diluted EPS	57,355	54,001	53,654	52,719	50,959	47,524
Effect of dilutive Series C preferred shares	1,998	—	—	—	1,974	—
Adjusted weighted-average shares outstanding-diluted	59,353	54,001	53,654	52,719	52,933	47,524

(1) See pages 31 through 32 for definitions.

EPR Properties
Adjusted Funds From Operations
(Unaudited, dollars in thousands except per share information)

	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013
Adjusted Funds from Operations ("AFFO") (1):
FFO available to common shareholders of EPR Properties	$63,451	$53,952	$50,366	$52,684	$63,290	$47,616
Adjustments:
Amortization of above market leases, net	48	48	48	48	48	—
Transaction costs (benefit)	1,131	369	756	(3,180)	1,096	317
Non-real estate depreciation and amortization	408	276	276	278	278	277
Deferred financing fees amortization	1,090	1,082	1,061	1,015	1,044	1,010
Costs associated with loan refinancing or payoff	301	—	—	—	—	223
Share-based compensation expense to management and trustees	1,918	2,313	2,343	2,328	1,690	1,659
Maintenance capital expenditures (2)	(1,929)	(1,572)	(3,026)	(1,154)	(2,627)	(619)
Straight-lined rental revenue	(3,515)	(2,932)	(1,107)	(1,111)	(1,575)	(1,350)
Non-cash portion of mortgage and other financing income	(2,248)	(1,585)	(1,239)	(1,286)	(1,288)	(1,329)
Provision for loan loss	—	3,777	—	—	—	—
Gain on sale of land	—	—	—	(330)	—	—
Deferred income tax expense (benefit)	184	363	842	407	(14,787)	—
AFFO available to common shareholders of EPR Properties	$60,839	$56,091	$50,320	$49,699	$47,169	$47,804

Weighted average diluted shares outstanding (in thousands)	57,355	54,001	53,654	52,719	50,959	47,524

AFFO per diluted common share	$1.06	$1.04	$0.94	$0.94	$0.93	$1.01

Dividends declared per common share	$0.855	$0.855	$0.855	$0.855	$0.790	$0.790

AFFO payout ratio (3)	81%	82%	91%	91%	85%	78%

(1) See pages 31 through 32 for definitions.
(2) Includes maintenance capital expenditures and certain second generation tenant improvements and leasing commissions.
(3) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Capital Structure at December 31, 2014
(Unaudited, dollars in thousands)

Consolidated Debt

Principal Payments Due on Debt:

	Mortgages			Unsecured Credit Facility (2)	Unsecured Senior Notes
Year	Amortization	Maturities	Bonds/Term Loan/Other (1)			Total	Weighted Avg Interest Rate
2015	$14,583	$95,497	$—	$—	$—	$110,080	5.67%
2016	11,754	96,144	1,850	—	—	109,748	5.92%
2017	7,118	158,201	—	62,000	—	227,319	3.98%
2018	919	12,462	285,000	—	—	298,381	2.57%
2019	—	—	—	—	—	—	—%
2020	—	—	—	—	250,000	250,000	7.75%
2021	—	—	—	—	—	—	—%
2022	—	—	—	—	350,000	350,000	5.75%
2023	—	—	—	—	275,000	275,000	5.25%
2024	—	—	—	—	—	—	—%
2025	—	—	—	—	—	—	—%
Thereafter	—	—	24,995	—	—	24,995	0.03%
	$34,374	$362,304	$311,845	$62,000	$875,000	$1,645,523	5.07%

		Balance	Weighted Avg Interest Rate	Weighted Avg Maturity
Fixed rate secured debt		$396,678	5.45%	1.81
Fixed rate unsecured debt (1)		1,116,850	5.37%	6.50
Variable rate secured debt		24,995	0.03%	22.75
Variable rate unsecured debt		107,000	1.65%	1.63
Total		$1,645,523	5.07%	5.39

(1) Includes $240 million of term loan that has been fixed through interest rate swaps through July 5, 2017.

(2) Unsecured Credit Facility Summary:

		Balance		Rate
	Commitment	at 12/31/2014	Maturity	at 12/31/2014

	$535,000	$62,000	July 23, 2017	1.56%

Note: This facility has a one year extension available at the Company's option and includes an accordion feature in which the facility can be increased to up to $600 million, in each case, subject to certain terms and conditions.

EPR Properties
Capital Structure at December 31, 2014 and 2013
(Unaudited, dollars in thousands)

Consolidated Debt (continued)

Summary of Debt:
	December 31, 2014	December 31, 2013

Mortgage note payable, 5.56%, due June 5, 2015	$30,508	$31,235
Mortgage note payable, 5.39%, due November 1, 2015	4,960	5,274
Mortgage notes payable, 5.77%, due November 6, 2015	62,842	65,070
Mortgage notes payable, 5.84%, due March 6, 2016	35,515	36,724
Note payable, 2.50%, due April 21, 2016	1,850	—
Mortgage notes payable, 6.37%, due June 1, 2016	25,607	26,406
Mortgage notes payable, 6.10%, due October 1, 2016	23,000	23,719
Mortgage notes payable, 6.02%, due October 6, 2016	17,319	17,866
Mortgage note payable, 6.06%, due March 1, 2017	9,693	9,986
Mortgage note payable, 6.07%, due April 6, 2017	9,985	10,284
Mortgage notes payable, 5.73%-5.95%, due May 1, 2017	32,662	33,660
Mortgage notes payable, 4.00%, due July 6, 2017	97,248	—
Mortgage note payable, 5.29%, due July 8, 2017	3,604	3,746
Unsecured revolving variable rate credit facility, LIBOR + 1.40%, due July 23, 2017	62,000	—
Mortgage notes payable, 5.86% due August 1, 2017	23,681	24,387
Mortgage note payable, 6.19%, due February 1, 2018	13,849	14,486
Mortgage note payable, 7.37%, due July 15, 2018	6,205	7,498
Unsecured term loan payable, LIBOR + 1.60%, $240,000 fixed through interest rate swaps at 2.51% through January 5, 2016 and 2.38% from January 5, 2016 to July 5, 2017, due July 23, 2018	285,000	265,000
Senior unsecured notes payable, 7.75%, due July 15, 2020	250,000	250,000
Senior unsecured notes payable, 5.75%, due August 15, 2022	350,000	350,000
Senior unsecured notes payable, 5.25%, due July 15, 2023	275,000	275,000
Bonds payable, variable rate, due October 1, 2037	24,995	24,995
Total	$1,645,523	$1,475,336

EPR Properties
Capital Structure
Senior Notes

Senior Debt Ratings as of December 31, 2014

Moody's	Baa2 (stable)
Fitch	BBB- (stable)
Standard and Poor's	BBB- (stable)

Summary of Covenants

The Company's outstanding senior unsecured notes have fixed interest rates of 5.25%, 5.75% and 7.75%. Interest on the senior unsecured notes is paid semiannually. The senior unsecured notes contain various covenants, including: (i) a limitation on incurrence of any debt that would cause the Company's debt to adjusted total assets ratio to exceed 60%; (ii) a limitation on incurrence of any secured debt which would cause the Company’s secured debt to adjusted total assets ratio to exceed 40%; (iii) a limitation on incurrence of any debt which would cause the Company’s debt service coverage ratio to be less than 1.5 times; and (iv) the maintenance at all times of total unencumbered assets not less than 150% of the Company’s outstanding unsecured debt.

The following is a summary of the key financial covenants for the Company's 5.25%, 5.75% and 7.75% senior unsecured notes, as defined and calculated per the terms of the notes. These calculations, which are not based on U.S. generally accepted accounting principles, or GAAP, measurements, are presented to investors to show the Company's ability to incur additional debt under the terms of the senior unsecured notes only and are not measures of the Company's liquidity or performance.  The actual amounts as of December 31, 2014 and September 30, 2014 are:

		Actual	Actual
Note Covenants	Required	4th Quarter 2014 (1)	3rd Quarter 2014
Limitation on incurrence of total debt (Total Debt/Total Assets)	≤ 60%	40%	40%
Limitation on incurrence of secured debt (Secured Debt/Total Assets)	≤ 40%	10%	10%
Debt service coverage (Consolidated Income Available for Debt Service/Annual Debt Service)	≥ 1.5 x	4.1	3.8x
Maintenance of total unencumbered assets (Unencumbered Assets/Unsecured Debt)	≥ 150% of unsecured debt	275%	275%

(1) See page 14 for detailed calculations.

EPR Properties
Capital Structure
Senior Notes
(Unaudited, dollars in thousands)

Covenant Calculations

Total Assets:	December 31, 2014		Total Debt:		December 31, 2014
Total Assets	$3,702,048		Secured debt obligations		$421,673
Add: accumulated depreciation	465,660		Unsecured debt obligations:
Less: intangible assets	(8,506)		Unsecured debt		1,223,850
Total Assets	$4,159,202		Outstanding letters of credit		—
			Guarantees		22,929
			Derivatives at fair market value, net, if liability		—
Total Unencumbered Assets:	December 31, 2014		Total unsecured debt obligations:		1,246,779
Unencumbered real estate assets, gross	$3,038,939		Total Debt		$1,668,452
Cash and cash equivalents	3,336
Land held for development	206,001
Property under development	181,798
Total Unencumbered Assets	$3,430,074

Consolidated Income Available for Debt Service:	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	Trailing Twelve Months
Adjusted EBITDA	$91,196	$85,823	$78,950	$75,848	$331,817
Add: Adjusted EBITDA of discontinued operations	497	(3)	(4)	15	505
Less: straight-line rental revenue	(3,515)	(2,932)	(1,107)	(1,111)	(8,665)
Consolidated Income Available for Debt Service	$88,178	$82,888	$77,839	$74,752	$323,657

Annual Debt Service:
Interest expense, gross	$22,560	$22,898	$22,174	$21,190	$88,822
Less: deferred financing fees amortization	(1,090)	(1,082)	(1,061)	(1,015)	(4,248)
Annual Debt Service	$21,470	$21,816	$21,113	$20,175	$84,574

Debt Service Coverage	4.1	3.8	3.7	3.7	3.8

EPR Properties
Capital Structure at December 31, 2014
(Unaudited, dollars in thousands except share information)

Equity

Security	Shares Issued and Outstanding	Price per share at December 31, 2014	Liquidation Preference	Dividend Rate	Convertible	Conversion Ratio at December 31, 2014

Common shares	57,125,941	$57.63	N/A	(1)	N/A	N/A
Series C	5,400,000	$23.40	$135,000	5.750%	Y	0.3700
Series E	3,450,000	$31.49	$86,250	9.000%	Y	0.4551
Series F	5,000,000	$25.20	$125,000	6.625%	N	N/A

Calculation of Total Market Capitalization:

Common shares outstanding at December 31, 2014 multiplied by closing price at December 31, 2014				$3,292,168
Aggregate liquidation value of Series C preferred shares (2)				135,000
Aggregate liquidation value of Series E preferred shares (2)				86,250
Aggregate liquidation value of Series F preferred shares (2)				125,000
Total debt at December 31, 2014				1,645,523
Total consolidated market capitalization				$5,283,941

(1) Total monthly dividends declared in the fourth quarter of 2014 were $0.855 per share.
(2) Excludes accrued unpaid dividends at December 31, 2014

EPR Properties
Summary of Ratios
(Unaudited)

	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013

Debt to total assets (book value)	44%	44%	47%	44%	45%	49%

Debt to total market capitalization	31%	33%	33%	32%	34%	37%

Debt to gross assets	39%	39%	42%	39%	40%	44%

Debt/Adjusted EBITDA - continuing operations (1)	4.51	4.72	5.26	4.89	4.81	5.20

Debt/Adjusted EBITDA - continuing and discontinued operations (1)	4.49	4.72	5.26	4.89	4.80	5.20

Secured debt to secured assets	72%	68%	69%	66%	67%	63%

Unencumbered real estate assets to total real estate assets (2)	84%	82%	82%	84%	84%	83%

Interest coverage ratio (3)	4.0	3.7	3.6	3.6	3.6	3.5

Fixed charge coverage ratio (3)	3.1	2.9	2.8	2.8	2.8	2.7

Debt service coverage ratio (3)	3.4	3.2	3.1	3.2	3.2	3.1

FFO payout ratio (4)	78%	86%	91%	86%	64%	79%

FFO as adjusted payout ratio (5)	76%	79%	88%	91%	81%	78%

AFFO payout ratio (6)	81%	82%	91%	91%	85%	78%

(1) Adjusted EBITDA is for the quarter annualized. See pages 31 through 32 for definitions.
(2) Total real estate assets includes rental properties, gross, direct financing lease, net and mortgage notes receivable; excludes property under development and land held for development.
(3) See page 17 for detailed calculation.
(4) FFO payout ratio is calculated by dividing dividends declared per common share by FFO per diluted common share.
(5) FFO as adjusted payout ratio is calculated by dividing dividends declared per common share by FFO as adjusted per diluted common share.
(6) AFFO payout ratio is calculated by dividing dividends declared per common share by AFFO per diluted common share.

EPR Properties
Calculation of Interest, Fixed Charge and Debt Service Coverage Ratios
(Unaudited, dollars in thousands)

	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013
Interest Coverage Ratio (1):
Net income	$52,635	$42,705	$40,760	$43,533	$63,042	$43,502
Provision for loan losses	—	3,777	—	—	—	—
Transaction costs (benefit)	1,131	369	756	(3,180)	1,096	317
Interest expense, gross	22,560	22,898	22,174	21,190	21,416	21,460
Depreciation and amortization	17,989	17,421	16,002	15,327	14,807	13,346
Share-based compensation expense
to management and trustees	1,918	2,313	2,343	2,328	1,690	1,659
Costs associated with loan refinancing
or payoff	301	—	—	—	—	223
Interest cost capitalized	(2,543)	(2,085)	(1,610)	(1,287)	(779)	(1,014)
Straight-line rental revenue	(3,515)	(2,932)	(1,107)	(1,111)	(1,575)	(1,350)
Gain on sale of real estate	(879)	—	—	(330)	(3,540)	(3,168)
Gain on sale of investment in a direct financing lease	—	—	(220)	—	—	—
Gain on previously held equity interest	—	—	—	—	(4,853)	—
Deferred income tax expense (benefit)	184	363	842	407	(14,787)	—
Interest coverage amount	$89,781	$84,829	$79,940	$76,877	$76,517	$74,975

Interest expense, net	$20,015	$20,801	$20,555	$19,899	$20,632	$20,435
Interest income	2	12	9	4	5	11
Interest cost capitalized	2,543	2,085	1,610	1,287	779	1,014
Interest expense, gross	$22,560	$22,898	$22,174	$21,190	$21,416	$21,460

Interest coverage ratio	4.0	3.7	3.6	3.6	3.6	3.5

Fixed Charge Coverage Ratio (1):
Interest coverage amount	$89,781	$84,829	$79,940	$76,877	$76,517	$74,975

Interest expense, gross	$22,560	$22,898	$22,174	$21,190	$21,416	$21,460
Preferred share dividends	5,951	5,952	5,952	5,952	5,951	5,951
Fixed charges	$28,511	$28,850	$28,126	$27,142	$27,367	$27,411

Fixed charge coverage ratio	3.1	2.9	2.8	2.8	2.8	2.7

Debt Service Coverage Ratio (1):
Interest coverage amount	$89,781	$84,829	$79,940	$76,877	$76,517	$74,975

Interest expense, gross	$22,560	$22,898	$22,174	$21,190	$21,416	$21,460
Recurring principal payments	3,654	3,590	3,249	2,728	2,637	2,472
Debt service	$26,214	$26,488	$25,423	$23,918	$24,053	$23,932

Debt service coverage ratio	3.4	3.2	3.1	3.2	3.2	3.1

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Reconciliation of Interest Coverage Amount to Net Cash Provided by Operating Activities
(Unaudited, dollars in thousands)

The interest coverage amount per the table on the previous page is a non-GAAP financial measure and should not be considered an alternative to any GAAP liquidity measures. It is most directly comparable to the GAAP liquidity measure, “Net cash provided by operating activities,” and is not directly comparable to the GAAP liquidity measures, “Net cash used in investing activities” and “Net cash provided by financing activities.” The interest coverage amount can be reconciled to “Net cash provided by operating activities” per the consolidated statements of cash flows as follows:

	4th Quarter 2014	3rd Quarter 2014	2nd Quarter 2014	1st Quarter 2014	4th Quarter 2013	3rd Quarter 2013

Net cash provided by operating activities	$82,087	$53,854	$72,824	$41,530	$75,745	$45,649

Equity in income from joint ventures	395	300	267	311	230	351
Distributions from joint ventures	—	(810)	—	—	(355)	(216)
Amortization of deferred financing costs	(1,090)	(1,082)	(1,061)	(1,015)	(1,044)	(1,010)
Amortization of above market leases, net	(48)	(48)	(48)	(48)	(48)	—
Increase (decrease) in mortgage notes and related accrued interest receivable	1,674	2,087	129	107	(783)	2,868
Increase (decrease) in restricted cash	(1,486)	(1,181)	(754)	3,425	135	(565)
Increase (decrease) in accounts receivable, net	3,124	2,052	883	(543)	2,540	1,539
Increase in direct financing lease receivable	782	529	988	694	1,222	1,186
Increase (decrease) in other assets	(664)	(616)	2,195	2,446	(1,172)	(2,842)
Decrease (increase) in accounts payable and accrued liabilities	(12,711)	8,101	(14,688)	18,151	(17,159)	9,066
Decrease (increase) in unearned rents and interest	85	3,393	(1,008)	(3,793)	(2,952)	(464)
Straight-line rental revenue	(3,515)	(2,932)	(1,107)	(1,111)	(1,575)	(1,350)
Interest expense, gross	22,560	22,898	22,174	21,190	21,416	21,460
Interest cost capitalized	(2,543)	(2,085)	(1,610)	(1,287)	(779)	(1,014)
Transaction costs (benefit)	1,131	369	756	(3,180)	1,096	317

Interest coverage amount (1)	$89,781	$84,829	$79,940	$76,877	$76,517	$74,975

(1) See pages 31 through 32 for definitions. Amounts above include the impact of discontinued operations, which is separately classified in the income statement.

EPR Properties
Capital Spending and Disposition Summaries
(Unaudited, dollars in thousands)

2014 Capital Spending:
Description	Location	Operating Segment	Capital Spending Three Months Ended December 31, 2014	Capital Spending Year Ended December 31, 2014
Development of megaplex theatres	various	Entertainment	$3,960	$23,331
Acquisition of megaplex theatres	various	Entertainment	—	126,960
Acquisition of land	Sterling Heights, MI	Entertainment	10,848	10,848
Development of other entertainment and retail projects	various	Entertainment	2,035	6,032
Investment in note receivable secured by partnership interest in theatre operations	China	Entertainment	—	1,916
Investment in note receivable	Kenner, LA	Entertainment	—	1,750
Investment in mortgage notes receivable for public charter schools	various	Education	3,209	20,309
Acquisition and development of early childhood education centers	various	Education	11,766	49,998
Development of public charter school properties	various	Education	18,183	88,562
Acquisition and development of private schools	various	Education	14,974	66,172
Improvements at ski resorts	various	Recreation	287	1,836
Development of Topgolf golf entertainment facilities	various	Recreation	41,737	136,928
Investment in mortgage note receivable for Camelback Mountain Resort	Tannersville, PA	Recreation	31,047	67,161
Additions to mortgage note receivable for development of Schlitterbahn waterparks	various	Recreation	1,698	6,246
Investment in casino and resort project	Sullivan County, NY	Other	1,361	4,659
Total investment spending			$141,105	$612,708
Other capital acquisitions, net	various		1,777	6,837
Total capital spending			$142,882	$619,545

2014 Dispositions:
Description	Location	Date of Disposition	Net Sales Proceeds
Sale of land adjacent to a public charter school investment	Queen Creek, AZ	January and August 2014	$1,269
Sale of four public charter school properties	various	April 2014	46,092
Sale of land held for development	Savannah, GA	May 2014	2,378
Sale of land at a ski property	Bennington, NH	December 2014	404
Sale of winery property	Sunnyside, WA	December 2014	2,974
Sale of a vineyard property	Sonoma County, CA	December 2014	5,030

EPR Properties
Property Under Development - Investment Spending Estimates at December 31, 2014 (1)
(Unaudited, dollars in thousands)

	December 31, 2014		Owned Build-to-Suit Spending Estimates
	Property Under Development	# of Projects	1st Quarter 2015	2nd Quarter 2015	3rd Quarter 2015	4th Quarter 2015	2016	Total Expected Cost (2)	% Leased
Entertainment	$11,930	7	$2,807	$6,887	$5,233	$1,733	$13,000	$41,590	100%
Education	86,427	16	23,841	32,702	30,190	16,302	18,700	208,162	100%
Recreation	70,041	9	29,264	35,365	22,540	7,850	—	165,060	100%
Total Build-to-Suit	168,398	32	$55,912	$74,954	$57,963	$25,885	$31,700	$414,812
Non Build-to-Suit Development	13,400
Total Property Under Development	$181,798

		December 31, 2014	Owned Build-to-Suit In-Service Estimates
		# of Projects	1st Quarter 2015	2nd Quarter 2015	3rd Quarter 2015	4th Quarter 2015	2016	Total In-Service (2)	Actual In-Service 4th Quarter 2014
Entertainment		7	$—	$7,494	$2,000	$19,096	$13,000	$41,590	$—
Education		16	14,541	53,246	81,970	8,171	50,234	208,162	56,013
Recreation		9	14,000	17,687	91,537	41,836	—	165,060	36,591
Total Build-to-Suit		32	$28,541	$78,427	$175,507	$69,103	$63,234	$414,812	$92,604

	December 31, 2014		Mortgage Build-to-Suit Spending Estimates
	Mortgage Notes Receivable	# of Projects	1st Quarter 2015	2nd Quarter 2015	3rd Quarter 2015	4th Quarter 2015	2016	Total Expected Cost (2)
Entertainment	$—	—	$—	$—	$—	$—	$—	$—
Education	22,554	4	—	200	550	1,838	3,605	28,747
Recreation (3)	70,114	1	30,000	13,077	—	—	—	113,191
Total Build-to-Suit Mortgage Notes	92,668	5	$30,000	$13,277	$550	$1,838	$3,605	$141,938
Non Build-to-Suit Mortgage Notes	415,287
Total Mortgage Notes Receivable	$507,955

(1) This schedule includes only those properties for which the Company has closed on a contract (lease or mortgage) and commenced construction as of December 31, 2014.
(2) "Total Expected Cost" and "Total In-Service" each reflect the total capital costs expected to be funded by the Company through completion (including capitalized interest or accrued interest as applicable).

(3) Certain of these mortgage agreements contain provisions that allow for a conversion to a lease structure.
Note: This schedule includes future estimates for which the Company can give no assurance as to timing or amounts. Development projects have risks. See Item 1A - "Risk Factors" in the Company's most recent Annual Report on Form 10-K and, to the extent applicable, the Company's Quarterly Reports on Form 10-Q.

EPR Properties
Financial Information by Asset Type
For the Three Months Ended December 31, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$60,489	$9,387	$5,840	$198	$75,914	$—	$75,914
Tenant reimbursements	4,285	—	—	23	4,308	—	4,308
Other income	1	—	—	32	33	270	303
Mortgage and other financing income	1,776	7,708	14,563	97	24,144	—	24,144
Total revenue	66,551	17,095	20,403	350	104,399	270	104,669

Property operating expense	6,730	—	—	231	6,961	—	6,961
Other expense	—	—	—	206	206	—	206
Total investment expenses	6,730	—	—	437	7,167	—	7,167
General and administrative expense	—	—	—	—	—	6,306	6,306
Transaction costs	—	—	—	—	—	1,131	1,131
EBITDA - continuing operations	$59,821	$17,095	$20,403	$(87)	$97,232	$(7,167)	$90,065
	62%	17%	21%	—%	100%

Add: transaction costs						1,131	1,131
Adjusted EBITDA - continuing operations							91,196

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(301)	(301)
Interest expense, net						(20,015)	(20,015)
Transaction costs						(1,131)	(1,131)
Depreciation and amortization						(17,989)	(17,989)
Equity in income from joint ventures						395	395
Gain on sale or acquisition, net						879	879
Income tax expense						(896)	(896)
Discontinued operations:
Income from discontinued operations						497	497
Net income							52,635
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$46,684

EPR Properties
Financial Information by Asset Type
For the Year Ended December 31, 2014
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$237,429	$27,874	$20,368	$1,002	$286,673	$—	$286,673
Tenant reimbursements	17,640	—	—	23	17,663	—	17,663
Other income (loss)	(6)	—	—	315	309	700	1,009
Mortgage and other financing income	7,056	31,488	40,775	387	79,706	—	79,706
Total revenue	262,119	59,362	61,143	1,727	384,351	700	385,051

Property operating expense	24,143	—	—	754	24,897	—	24,897
Other expense	—	—	—	771	771	—	771
Total investment expenses	24,143	—	—	1,525	25,668	—	25,668
General and administrative expense	—	—	—	—	—	27,566	27,566
Transaction costs	—	—	—	—	—	2,452	2,452
Provision for loan loss	—	—	—	—	—	3,777	3,777
EBITDA - continuing operations	$237,976	$59,362	$61,143	$202	$358,683	$(33,095)	$325,588
	66%	17%	17%	—%	100%

Add: transaction costs						2,452	2,452
Add: provision for loan loss						3,777	3,777
Adjusted EBITDA - continuing operations							331,817

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(301)	(301)
Interest expense, net						(81,270)	(81,270)
Transaction costs						(2,452)	(2,452)
Provision for loan loss						(3,777)	(3,777)
Depreciation and amortization						(66,739)	(66,739)
Equity in income from joint ventures						1,273	1,273
Gain on sale or acquisition, net						1,209	1,209
Gain on sale of investment in a direct financing lease						220	220
Income tax expense						(4,228)	(4,228)
Discontinued operations:
Income from discontinued operations						505	505
Transaction (costs) benefit						3,376	3,376
Net income							179,633
Preferred dividend requirements						(23,807)	(23,807)
Net income available to common shareholders of EPR Properties							$155,826

EPR Properties
Financial Information by Asset Type
For the Three Months Ended December 31, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$56,720	$5,198	$3,751	$283	$65,952	$—	$65,952
Tenant reimbursements	4,653	—	—	—	4,653	—	4,653
Other income	5	—	—	20	25	120	145
Mortgage and other financing income	1,761	8,666	8,081	94	18,602	—	18,602
Total revenue	63,139	13,864	11,832	397	89,232	120	89,352

Property operating expense	6,181	—	—	232	6,413	—	6,413
Other expense	—	—	—	150	150	—	150
Total investment expenses	6,181	—	—	382	6,563	—	6,563
General and administrative expense	—	—	—	—	—	6,146	6,146
Transaction costs	—	—	—	—	—	1,096	1,096
EBITDA - continuing operations	$56,958	$13,864	$11,832	$15	$82,669	$(7,122)	$75,547
	69%	17%	14%	—%	100%

Add: transaction costs						1,096	1,096
Adjusted EBITDA - continuing operations							76,643

Reconciliation to Consolidated Statements of Income:
Interest expense, net						(20,632)	(20,632)
Transaction costs						(1,096)	(1,096)
Depreciation and amortization						(14,807)	(14,807)
Equity in income from joint ventures						230	230
Gain on sale or acquisition, net						3,017	3,017
Gain on previously held equity interest						4,853	4,853
Income tax benefit						14,176	14,176
Discontinued operations:
Income from discontinued operations						135	135
Gain on sale of real estate						523	523
Net income							63,042
Preferred dividend requirements						(5,951)	(5,951)
Net income available to common shareholders of EPR Properties							$57,091

EPR Properties
Financial Information by Asset Type
For the Year Ended December 31, 2013
(Unaudited, dollars in thousands)

	Entertainment	Education	Recreation	Other	Subtotal	Corporate/Unallocated	Consolidated
Rental revenue	$221,024	$15,931	$10,124	$1,630	$248,709	$—	$248,709
Tenant reimbursements	18,401	—	—	—	18,401	—	18,401
Other income	80	—	—	1,471	1,551	131	1,682
Mortgage and other financing income	8,447	33,275	32,232	318	74,272	—	74,272
Total revenue	247,952	49,206	42,356	3,419	342,933	131	343,064

Property operating expense	25,521	—	—	495	26,016	—	26,016
Other expense	—	—	—	658	658	—	658
Total investment expenses	25,521	—	—	1,153	26,674	—	26,674
General and administrative expense	—	—	—	—	—	25,613	25,613
Transaction costs	—	—	—	—	—	1,955	1,955
EBITDA - continuing operations	$222,431	$49,206	$42,356	$2,266	$316,259	$(27,437)	$288,822
	70%	16%	13%	1%	100%

Add: transaction costs						1,955	1,955
Adjusted EBITDA - continuing operations							290,777

Reconciliation to Consolidated Statements of Income:
Costs associated with loan refinancing or payoff						(6,166)	(6,166)
Gain on early extinguishment of debt						4,539	4,539
Interest expense, net						(81,056)	(81,056)
Transaction costs						(1,955)	(1,955)
Depreciation and amortization						(53,946)	(53,946)
Equity in income from joint ventures						1,398	1,398
Gain on sale or acquisition, net						3,017	3,017
Gain on previously held equity interest						4,853	4,853
Income tax benefit						14,176	14,176
Discontinued operations:
Income from discontinued operations						333	333
Gain on sale of real estate						4,256	4,256
Net income							180,226
Preferred dividend requirements						(23,806)	(23,806)
Net income available to common shareholders of EPR Properties							$156,420

EPR Properties
Financial Information by Segment - Discontinued Operations
(Unaudited, dollars in thousands)

	For the Three Months Ended December 31, 2014			For the Year Ended December 31, 2014
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$—	$—	$—	$3	$—	$3
Total revenue	—	—	—	3	—	3

Property operating expense (benefit)	(497)	—	(497)	(484)	—	(484)
Other expense (benefit)	—	—	—	—	(18)	(18)
Total investment expenses	(497)	—	(497)	(484)	(18)	(502)
Transaction costs (benefit)	—	—	—	(3,376)	—	(3,376)
EBITDA - discontinued operations	$497	$—	$497	$3,863	$18	$3,881

Add: transaction costs (benefit)			—			(3,376)
Adjusted EBITDA - discontinued operations			$497			$505
Reconciliation to Consolidated Statements of Income:
Transaction costs (benefit)			—			3,376
Income from discontinued operations			$497			$3,881

	For the Three Months Ended December 31, 2013			For the Year Ended December 31, 2013
	Entertainment (1)	Other (2)	Consolidated	Entertainment (1)	Other (2)	Consolidated
Rental revenue	$63	$—	$63	$171	$1,514	$1,685
Tenant reimbursements	(41)	—	(41)	513	—	513
Other income	—	426	426	—	426	426
Total revenue	22	426	448	684	1,940	2,624

Property operating expense (benefit)	7	—	7	75	(30)	45
Other expense	—	306	306	—	547	547
Total investment expenses	7	306	313	75	517	592
EBITDA and Adjusted EBITDA- discontinued operations	$15	$120	$135	$609	$1,423	$2,032
Reconciliation to Consolidated Statements of Income:
Interest income, net			—			29
Depreciation and amortization			—			(1,728)
Gain on sale of real estate, net			523			4,256
Income from discontinued operations			$658			$4,589

(1) For each of the three months and years ended December 31, 2014 and 2013, primarily related to the settlement of escrow reserves and post closing adjustments associated with the sale of Toronto Dundas Square. Additionally, for the year ended December 31, 2014, transaction costs (benefit) and property operating expense (benefit) consists of reversals of liabilities that were related to the acquisition and ownership of Toronto Dundas Square. These liabilities were reversed as the related payments are not expected to occur.

(2) For the year ended December 31, 2014, consists of a tax refund received on a vineyard and winery property sold in 2013. For the three months and year ended December 31, 2013, consists of five vineyard and winery properties that were sold during 2013.

EPR Properties
Investment Information by Asset Type
As of December 31, 2014 and 2013
(Unaudited, dollars in thousands)

	As of December 31, 2014
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,851,285	$354,182	$246,067	$—	$2,451,534
Add back accumulated depreciation on rental properties	442,827	11,086	11,747	—	465,660
Land held for development	4,457	—	—	201,544	206,001
Property under development	25,321	86,436	70,041	—	181,798
Mortgage notes and related accrued interest receivable, net	58,220	76,917	367,797	5,021	507,955
Investment in a direct financing lease, net	—	199,332	—	—	199,332
Investment in joint ventures	5,738	—	—	—	5,738
Intangible assets, gross (1)	20,796	—	—	—	20,796
Notes receivable and related accrued interest receivable, net (1)	2,069	—	—	—	2,069
Total investments (2)	$2,410,713	$727,953	$695,652	$206,565	$4,040,883
% of total investments	60%	18%	17%	5%	100%

	As of December 31, 2013
	Entertainment	Education	Recreation	Other	Consolidated
Rental properties, net of accumulated depreciation	$1,755,433	$188,387	$152,694	$7,637	$2,104,151
Add back accumulated depreciation on rental properties	396,705	4,985	5,500	2,453	409,643
Land held for development	4,457	—	—	196,885	201,342
Property under development	23,686	40,821	24,966	—	89,473
Mortgage notes and related accrued interest receivable, net	58,220	56,505	366,580	5,032	486,337
Investment in a direct financing lease, net	—	242,212	—	—	242,212
Investment in joint ventures	5,275	—	—	—	5,275
Intangible assets, gross (1)	18,444	—	—	—	18,444
Notes receivable and related accrued interest receivable, net (1)	—	4,992	—	—	4,992
Total investments (2)	$2,262,220	$537,902	$549,740	$212,007	$3,561,869
% of total investments	64%	15%	15%	6%	100%

(1) Included in other assets in the consolidated balance sheets as of December 31, 2014 and 2013 in the Company's Annual Report on Form 10-K. Reconciliation is as follows:

	12/31/2014	12/31/2013
Intangible assets, gross	$20,796	$18,444
Less: accumulated amortization on intangible assets	(12,290)	(11,633)
Notes receivable and related accrued interest receivable, net	2,069	4,992
Prepaid expenses and other current assets	55,516	48,129
Total other assets	$66,091	$59,932

(2) See pages 31 and 32 for definitions.

EPR Properties
Lease Expirations
As of December 31, 2014
(Unaudited, dollars in thousands)

	Megaplex Theatres				Education Properties
Year	Total Number of Properties		Rental Revenue for the Year Ended December 31, 2014 (1)	% of Total Revenue	Total Number of Properties		Financing Income/Rental Revenue for the Year Ended December 31, 2014	% of Total Revenue

2015	3		$9,747	3%	—		$—	—
2016	4		9,340	3%	—		—	—
2017	4		7,380	2%	1		1,062	—%
2018	17		27,602	7%	—		—	—%
2019	6		16,667	4%	—		—	—
2020	7		9,103	2%	—		—	—
2021	5		7,614	2%	—		—	—
2022	12		22,211	6%	—		—	—
2023	5		10,770	3%	—		—	—
2024	14		27,787	7%	—		—	—
2025	5		11,010	3%	—		—	—
2026	5		5,667	1%	—		—	—
2027	13	(2)	11,441	3%	—		—	—
2028	3		5,650	1%	—		—	—
2029	15	(3)	14,125	4%	—		—	—
2030	—		—	—%	—		—	—
2031	5		7,495	2%	9	(5)	7,518	2%
2032	3	(4)	2,039	1%	14	(6)	16,647	4%
2033	6		4,680	1%	17	(7)	16,427	4%
2034	2		1,368	—%	14		6,508	2%
Thereafter	—		—	—	4	(8)	3,512	1%
	134		$211,696	55%	59		$51,674	13%

Note: This schedule relates to consolidated megaplex theatres, public charter schools and early education centers only, which together represent approximately 68% of total revenue for the year ended December 31, 2014. This schedule excludes properties under construction.

(1) Consists of rental revenue and tenant reimbursements.
(2) Eleven of these theatre properties are leased under a master lease.
(3) All of these theatre properties are leased under a master lease.
(4) All of these threatre properties are leased under a master lease.
(5) Four of these public charter school properties are leased under a master lease to Imagine.
(6) Six of these public charter school properties are leased under a master lease to Imagine.
(7) Ten of these public charter school properties are leased under a master lease to Imagine.
(8) Three of these public charter school properties are leased under a master lease to Imagine.

EPR Properties
Top Ten Customers by Revenue from Continuing Operations
(Unaudited, dollars in thousands)

			Total Revenue For The		Total Revenue For The
			Three Months Ended	Percentage of	Year Ended	Percentage of
	Customers	Asset Type	December 31, 2014	Total Revenue	December 31, 2014	Total Revenue

1.	American Multi-Cinema, Inc.	Entertainment	$21,903	21%	$87,363	23%
2.	Peak Resorts, Inc. (1)	Recreation	9,917	9%	23,988	6%
3.	Regal Cinemas, Inc.	Entertainment	9,728	9%	35,804	9%
4.	Cinemark USA, Inc.	Entertainment	8,068	8%	32,512	8%
5.	Imagine Schools, Inc.	Education	5,975	6%	25,179	7%
6.	Carmike Cinemas, Inc.	Entertainment	4,559	4%	17,798	5%
7.	Topgolf USA	Recreation	3,493	3%	11,063	3%
8.	SVVI, LLC	Recreation	3,419	3%	14,830	4%
9.	Southern Theatres, LLC	Entertainment	3,046	3%	12,145	3%
10.	Landmark Cinemas	Entertainment	1,940	2%	7,684	2%

	Total		$72,048	68%	$268,366	70%

(1) Revenue for the three months and year ended December 31, 2014 includes a $5.0 million prepayment fee received for the prepayment of $76.2 million in mortgage notes receivable.

EPR Properties
Summary of Mortgage Notes Receivable
(Unaudited, dollars in thousands)

Summary of Mortgage Notes Receivable

	December 31, 2014	December 31, 2013
Mortgage note, 10.00%, paid in full December 2, 2014	$—	$42,907
Mortgage note, 10.27%, paid in full December 2, 2014	—	10,972
Mortgage note, 9.00%, due March 16, 2015	1,164	—
Mortgage note and related accrued interest receivable, 9.00%, due November 30, 2015	1,149	—
Mortgage note receivable and related accrued interest receivable, 5.50%, due November 1, 2016	2,500	2,511
Mortgage note and related accrued interest receivable, 10.00%, due November 1, 2017	2,521	2,521
Mortgage notes and related accrued interest receviable, 7.00% and 10.00%, due May 1, 2019	191,116	183,465
Mortgage note, 10.00%, due November 1, 2020	70,114	1,112
Mortgage note and related accrued interest receivable, 10.65%, due June 28, 2032	36,032	36,032
Mortgage note and related accrued interest receivable, 9.50%, due September 1, 2032	19,795	19,659
Mortgage note and related accrued interest receivable, 10.25%, due October 31, 2032	22,188	22,188
Mortgage note and related accrued interest receivable, 9.00%, due December 31, 2032	5,598	5,717
Mortgage note and related accrued interest receivable, 9.50%, due January 31, 2033	12,082	6,872
Mortgage notes and related accrued interest receivable, 9.50%, due April 30, 2033	28,788	20,802
Mortgage note and related accrued interest receivable, 10.25%, due June 30, 2033	3,471	3,455
Mortgage note, 11.31%, due July 1, 2033	13,005	13,086
Mortgage note, 8.50%, due June 30, 2034	4,870	—
Mortgage note and related accrued interest receivable, 10.93%, due December 1, 2034	51,450	63,500
Mortgage notes, 10.13%, due December 1, 2034	37,562	47,029
Mortgage notes, 10.40%, due December 1, 2034	4,550	4,509
Total mortgage notes and related accrued interest receivable	$507,955	$486,337

Payments Due on Mortgage Notes Receivable

	As of December 31, 2014
Year:
2015	$6,305
2016	3,933
2017	1,754
2018	837
2019	190,642
Thereafter	304,484
Total	$507,955

EPR Properties
Summary of Notes Receivable
(Unaudited, dollars in thousands)

Summary of Notes Receivable (1)

	December 31, 2014	December 31, 2013
Note and related accrued interest receivable, 10.00%,
paid in full June 13, 2014	$—	$1,300
Note and related accrued interest receivable, 9.23%,
past due (2)	3,777	3,692
Note and related accrued interest receivable, 12.50%,
due March 1, 2024	2,069	—
Total notes and related accrued interest receivable	$5,846	$4,992
Less: Loan loss reserve	(3,777)	—
Total notes and related accrued interest receivable, net	$2,069	$4,992

(1) Included in other assets in the consolidated balance sheets as of December 31, 2014 and 2013 in the Company's Annual Report on Form 10-K.

(2) Note receivable is impaired as of December 31, 2014 and is shown here as past due. In accordance with the Company's accounting policy, interest income is being recognized on a cash basis.

Payments due on Notes Receivable

	As of December 31, 2014
Year:
Past Due (100% Reserved)	$3,777
2015	26
2016	126
2017	—
2018	—
2019	—
Thereafter	1,917
Total	$5,846

EPR Properties
Definitions-Non-GAAP Financial Measures

EBITDA AND ADJUSTED EBITDA
EBITDA is a widely used financial measure in many industries, including the REIT industry, and is presented to assist investors and analysts in analyzing the performance of the Company. Management uses EBITDA in its analysis of the business and operations of the Company and believes it is useful to investors because it excludes various items included in net income that are not indicative of operating performance, such as gains (or losses) from sales of property and depreciation and amortization and is used in computing various financial ratios as a measure of operational performance. The Company computes EBITDA - continuing operations as the sum of net income plus costs (gain) associated with loan refinancing or payoff, net, interest expense (net), depreciation and amortization, less gain on sale or acquisition of real estate, gain on early extinguishment of debt, equity in income from joint ventures, gain on previously held equity interest, income tax expense or benefit and discontinued operations. EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations. Adjusted EBITDA - continuing operations is presented to also add back the effect of non-cash impairment charges, the provision for loan losses and transaction costs (benefit). Adjusted EBITDA - discontinued operations is computed in the same manner but only as it relates to discontinued operations.

The Company’s method of calculating EBITDA and Adjusted EBITDA may be different from methods used by other REITs and, accordingly, may not be comparable to such other REITs. EBITDA and Adjusted EBITDA do not represent cash generated from operations as defined by U.S. generally accepted accounting principles (“GAAP”) and are not indicative of cash available to fund all cash needs, including distributions. These measures should not be considered as an alternative to net income for the purpose of evaluating the Company’s performance or to cash flows as a measure of liquidity.

FUNDS FROM OPERATIONS (“FFO”) AND FFO AS ADJUSTED
The National Association of Real Estate Investment Trusts (“NAREIT”) developed FFO as a relative non-GAAP financial measure of performance of an equity REIT in order to recognize that income-producing real estate historically has not depreciated on the basis determined under GAAP and management provides FFO herein because it believes this information is useful to investors in this regard. FFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share. Pursuant to the definition of FFO by the Board of Governors of NAREIT, we calculate FFO as net income available to common shareholders, computed in accordance with GAAP, excluding gains and losses from sales or acquisitions of depreciable operating properties and impairment losses of depreciable real estate, plus real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships, joint ventures and other affiliates. Adjustments for unconsolidated partnerships, joint ventures and other affiliates are calculated to reflect FFO on the same basis. We have calculated FFO for all periods presented in accordance with this definition. In addition, we present FFO as adjusted by adding to FFO costs (gains) associated with loan refinancing or payoff, net, transaction costs (benefit), provision for loan losses and preferred share redemption costs and by subtracting gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). FFO and FFO as adjusted are a non-GAAP financial measures. FFO and FFO as adjusted do not represent cash flows from operations as defined by GAAP and are not indicative that cash flows are adequate to fund all cash needs and are not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate FFO and FFO as adjusted the same way so comparisons with other REITs may not be meaningful.

ADJUSTED FUNDS FROM OPERATIONS (“AFFO”)
In addition to FFO, we present AFFO by adding to FFO provision for loan losses, transaction costs (benefit), non-real estate depreciation and amortization, deferred financing fees amortization, costs (gain) associated with loan refinancing or payoff, net, share-based compensation expense to management and trustees, amortization of above market leases, net and preferred share redemption costs; and subtracting maintenance capital expenditures (including second generation tenant improvements and leasing commissions), straight-lined rental revenue, the non-cash portion of mortgage and other financing income and gain on early extinguishment of debt, gain (loss) on sale of land and deferred income tax benefit (expense). AFFO is a widely used measure of the operating performance of real estate companies and is provided here as a supplemental measure to GAAP net income available to common shareholders and earnings per share and management provides AFFO herein because it believes this information is useful to investors in this regard. AFFO is a non-GAAP financial measure. AFFO does not represent cash flows from operations as defined by GAAP and is not indicative that cash flows are adequate to fund all cash needs and is not to be considered an alternative to net income or any other GAAP measure as a measurement of the results of our operations or our cash flows or liquidity as defined by GAAP. It should also be noted that not all REITs calculate AFFO the same way so comparisons with other REITs may not be meaningful.

INTEREST COVERAGE RATIO
The interest coverage ratio is calculated as the interest coverage amount divided by interest expense, gross. We calculate the interest coverage amount by adding to net income impairment charges, provision for loan losses, transaction costs (benefit), interest expense, gross (including interest expense in discontinued operations), depreciation and amortization, share-based compensation expense to management and trustees and costs (gain) associated with loan refinancing or payoff, net; subtracting interest cost capitalized, straight-line rental revenue, gain on early extinguishment of debt, gain (loss) on sale or acquisition of real estate from continuing and discontinued operations, gain on previously held equity interest and deferred income tax benefit (expense). We calculated interest expense, gross, by adding to interest expense, net, interest income and interest cost capitalized. We consider the interest coverage ratio to be an appropriate supplemental measure of a company’s ability to meet its interest expense obligations and management believes it is useful to investors in this regard. Our calculation of the interest coverage ratio may be different from the calculation used by other companies, and therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

FIXED CHARGE COVERAGE RATIO
The fixed charge coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that preferred share dividends are also added to the denominator. We consider the fixed charge coverage ratio to be an appropriate supplemental measure of a company’s ability to make its interest and preferred share dividend payments and management believes it is useful to investors in this regard. Our calculation of the fixed charge coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

DEBT SERVICE COVERAGE RATIO
The debt service coverage ratio is calculated in exactly the same manner as the interest coverage ratio, except that recurring principal payments are also added to the denominator. We consider the debt service coverage ratio to be an appropriate supplemental measure of a company’s ability to make its debt service payments and management believes it is useful to investors in this regard. Our calculation of the debt service coverage ratio may be different from the calculation used by other companies and, therefore, comparability may be limited. This information should not be considered as an alternative to any GAAP liquidity measures.

TOTAL INVESTMENTS
Total investments is a non-GAAP financial measure defined as the sum of the carrying values of rental properties (before accumulated depreciation), rental properties held for sale (before accumulated depreciation), land held for development, property under development, mortgage notes receivable (including related accrued interest receivable), investment in a direct financing lease, net, investment in joint ventures, intangible assets, gross (included in other assets) and notes receivable and related accrued interest receivable, net (included in other assets). Total investments is a useful measure for management and investors as it illustrates across which asset categories the Company's funds have been invested.